U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 12, 2009

GLOBAL IMMUNE TECHNOLOGIES, INC.

(Exact Name of registrant as specified in its Charter)

Wyoming	0-30520	98-05327255
(State of Incorporation)	Commission File No.	(IRS Employer
Identification No.)

Avenida Jaime III, 25 1-B, 07012 Palma de Mallorca, Spain	N/A
(Address of principal executive offices)	(Zip Code)

Registrant=s telephone number, (+34 634 787 590)

(Registrant=s former name and address)

Secureview Systems, Inc.

45 Brown St., Sydney Mines

Nova Scotia

Canada V6G 3J4

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events

Global Immune Technologies Inc. (the ¨Company¨) has moved its principal executive offices from 45 Brown Street, Sydney Mines, Nova Scotia, Canada to Avenida Jaime III, 25 1-B, 07012 Palma de Mallorca, Spain as of May 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Immune Technologies, Inc.

Dated: May 12, 2009

/s/ Donald Perks

By: Donald Perks

Title:  President